Exhibit 10.16

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Memorandum of Understanding

Between

Tropos Technologies, Inc.

and

Cenntro Automotive Group Ltd

and

Tropos Motors Europe GmbH

This Memorandum of Understanding (MOU) sets forth the terms and understanding between Tropos Technologies, Inc. (Tropos), Cenntro Automotive Group Ltd (Cenntro) Tropos’ European Agent Tropos Motors Europe GmbH (TME) regarding production of Tropos•s ABLE (Cenntro’s Metro) vehicles both in CBU and SKD as well as the sourcing of constituent parts and components.

Background
Cooperation between the companies is required to remedy the following:

1.
Tropos is placing orders for a minimum of [***] more ABLE XT vehicle SKD kits that need to be produced and shipped to TME before November I 5th, 2020.  With current working capital requirement, Cenntro may not be able to fulfill the order.

2.	An additional order of [***] kits need to be shipped to TME between November 16th and December 31, 2020.

Purpose
This MOU will represent the willingness of Tropos and Cenntro to work together for the mutual benefit of both companies.

The above goals will be accomplished by undertaking the following activities:

1.
Tropos will designate a third-party to handle some of the payments to Cenntro and other vendors.  This party, at Tropos’ discretion, will also be allowed a constant presence in the facilities of Cenntro and any other critical supplier to provide visibility into inventory.  production and inspection services on behalf of Tropos.

2.
Tropos will purchase battery packs and BMS modules directly from Cenntro’s supplier, Godsend until such a time that Cenntro’s financial condition improves to the point that they can take the purchasing of the batteries back.  Initially, these purchases will be for incomplete battery packs that will be subject to final assembly by TME.  The battery modules will be tested prior to shipment by Godsend.  The modules and battery pack housings will be shipped by ocean freight, and the remaining components will be shipped via air freight.  These batteries are to be paid for as follows:

a.	Tropos will place a [***]% deposit upon placing a purchase order with Godsend through Tropos’ designated agent.
b.	Upon receipt and acceptance of all necessary components, Tropos will pay Godsend the final [***]% for the order.
c.	Subsequent orders will require a [***]% deposit on ordering, with the final [***]% due upon delivery and acceptance by TME.
3.	Any parts not in adequate supply in Cenntro’s inventory to complete the required vehicles by the designated delivery dates will be purchased by Tropos directly from Cenntro’s suppliers.
4.
Tropos will purchase SKD kits from Cenntro that consist of all of the parts not being purchased directly from Cenntro’s vendors or an alternative supplier (gliders).  Payment for these purchases will be as previously agreed.  as follows:

a.	Tropos will place a [***]% deposit upon placing a purchase order with Cenntro.
b.	Tropos will pay [***]% upon departure of the order from Cenntro’s factory.
c.	Tropos will pay the final [***]% upon delivery at The TME factory in Herne, Germany.
NOTE:  Cenntro may be shipping SKD kits missing some parts.  Cenntro will, at its own expense, send the missing parts via air freight to TME.
5.	In order to meet the designated delivery dates, Cenntro will ship all SKD kits by train and will pay for the cost difference over ocean shipping.
6.
Tropos will have the discretion to select an alternative supplier(s) other than Cenntro’s suppliers for any critical components if Cenntro’s supplier cannot meet the production schedule or if the supplier cannot meet Tropos’ quality or pricing criteria.

7.
TME/Tropos will cover the outstanding balance of the cost of the NIK certification of the Tropos ABLE XR.  This cost is $[***].  This expense will be paid back to TME/f Tropos by Cenntro in the form of a cash payment by November 30th 2020 latest. The NIK homologation will exclusively be used for TMU and TME vehicles if TMU or TME takes all the allotments.  No other companies/Customers of Cenntro in the European market are distributed with Cenntro NIK vehicles.

Reporting
Both parties shall continually evaluate the effectiveness of the relationship and will be responsible for making the other party aware of issues as they arise.

Duration
This MOU is at-will and may be modified by the mutual consent of authorized officials from Tropos and Cenntro.  This MOU shall become effective upon the latest signature by the authorized officials from Tropos and Cenntro and shall remain in effect until modified or terminated by any by mutual agreement.  In the absence of mutual agreement by the authorized officials from Tropos and Cenntro.

[Signature page to follow]

Signed By:

/s/ John R. Bautista III	Date:	10/15/20
John R. Bautista III, CEO
Tropos Technologies

/s/ Peter Wang	Date:	10/14/2020
Peter Wang, CEO
Cenntro Automotive Group Ltd.

/s/ Gregory Hancke	Date:	10/16/2020
Gregory Hancke, COO
Tropos Motors Europe GmbH